                                                                     EXHIBIT 3.2

                                     BY-LAWS

                                       OF

                               UNITED TRUST, INC.

                                    ARTICLE I

                                     OFFICES

     The  corporation  shall  continuously  maintain  in the State of Illinois a registered office and a registered agent whose business office is identical with such registered office, and may have other offices within or without the state.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 1. ANNUAL MEETING.  An annual meeting of the shareholders  shall be held on the second Tuesday in April of each year or at such time as the board of directors  may  designate  for the  purpose of  electing  directors  and for the transaction  of such other  business as may come before the meeting.  If the day fixed for the annual  meeting  shall be a legal  holiday,  such meeting shall be held on the next succeeding business day.

     SECTION 2. SPECIAL  MEETINGS.  Special  meetings of the shareholders may be called either by the  president,  by the board of directors or by the holders of not  less  than  one-fifth  of all the  outstanding  shares  of the  corporation entitled to vote, for the purpose or purposes stated in the call of the meeting.

     SECTION 3. PLACE OF  MEETING.  The board of  directors  may  designate  any place, as the place of meeting for any annual meeting or for any special meeting called by the board of  directors.  If no  designation  is made, or if a special
meeting   be   otherwise   called,   the   place   of   meeting   shall   be  at
--------------------.

     SECTION 4. NOTICE OF MEETINGS.  Written notice stating the place, date, and hour of the  meeting  and,  in the case of a special  meeting,  the  purpose  or purposes for which the meeting is called,  shall be  delivered  not less than 10 nor  more  than 60 days  before  the  date of the  meeting,  or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than 20 nor more than 60 days  before  the date of the  meeting, either  personally or by mail, by or at the direction of the  president,  or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be  delivered  when  deposited  in the United  States mail  addressed  to the shareholder  at  his  or  her  address  as it  appears  on  the  records  of the corporation,  with  postage  thereon  prepaid.  When a meeting is  adjourned  to another time or place,  notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the  adjournment is taken.

     SECTION  5.  FIXING OF RECORD  DATE.  For the  purpose of  determining  the shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders  entitled to receive payment of any dividend, or in order to make a determination  of  shareholders  for any  other  proper  purpose,  the  board of directors  of the  corporation  may fix in advance a date as the record date for any such  determination  of  shareholders,  such date in any case to be not more than 60 days and for a meeting of shareholders, not less than 10 days, or in the case of a merger, consolidation,  share exchange,  dissolution or sale, lease or exchange of assets, not less than 20 days before the date of such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of  shareholders,  or  shareholders  entitled to receive payment of a dividend,  the date on which notice of the meeting is mailed or the date on which the  resolution of the board of directors  declaring such dividend is adopted,  as the case may be, shall be the record date for such determination of shareholders.  A determination of shareholders shall apply to any adjournment of the meeting.

     SECTION 6. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the corporation  shall make,  within 20 days after the record date for a meeting of shareholders or 10 days before such meeting,  whichever is earlier,  a complete list of the shareholders  entitled to vote at such meeting, arranged  in  alphabetical  order,  with the address of and the number of shares held by each,  which list, for a period of 10 days prior to such meeting,  shall be kept on file at the  registered  officer  of the  corporation  and  shall  be subject to inspection by any  shareholder,  and to copying at the  shareholder's expense,  at any time  during  usual  business  hours.  Such list  shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder  during the whole time of the meeting.  The original  share  ledger or transfer  book,  or a duplicate  thereof kept in this
State, shall be prima facie evidence as to who are the shareholders  entitled to examine such list or share ledger or transfer  book or to vote at any meeting of shareholders.

     SECTION 7. QUORUM.  The holders of a majority of the outstanding  shares of the corporation entitled to vote on a matter, represented in person or by proxy, shall  constitute  a quorum for  consideration  of such matter at any meeting of shareholders,  but in no event shall a quorom  consist of less than one-third of the  outstanding  shares  entitled  so to  vote;  provided  that if less  than a majority of the outstanding  shares are represented at said meeting,  a majority of the shares so represented may adjourn the meeting at any time without further notice.  If a quorum is present,  the  affirmative  vote of the  majority of the shares  represented at the meeting shall be the act of the shareholders,  unless the vote of a greater  number or voting by classes is required  by the  Business
Corporation  Act,  the  articles  of  incorporation  or  these  by-laws.  At any adjourned  meeting  at which a quorum  shall be  present,  any  business  may be transacted which might have been transacted at the original meeting.  Withdrawal of shareholders  from any meeting shall not cause failure of a duty  constituted quorum at that meeting.

     SECTION  8.  PROXIES.  Each  shareholder  may  appoint  a proxy  to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so  appointed,  but no such proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 9. VOTING OF SHARES.  Each outstanding share,  regardless of class, shall be entitled to one vote in each matter  submitted  to vote at a meeting of shareholders,  and in all elections for directors,  every shareholder shall have the right to vote the  number of shares  owned by such  shareholder  for as many persons as there are  directors  multiplied  by the number of such  shares or to distribute  such  cumulative  votes  in  any  proportion  among  any  number  of candidates.  Each  shareholder may vote either in person or by proxy as provided in SECTION 8 hereof.

     SECTION  10.  VOTING OF  SHARES  BY  CERTAIN  HOLDERS.  Shares  held by the corporation  in a  fiduciary  capacity  may be voted  and  shall be  counted  in determining the total number of outstanding shares entitled to vote at any given time.

     Shares registered in the name of another corporation,  domestic or foreign, may be  voted  by any  officer,  agent,  proxy  or  other  legal  representative authorized  to  vote  such  shares  under  the  law  of  incorporation  of  such corporation.

     Shares  registered  in the name of a  deceased  person,  a minor  ward or a person  under  legal  disability,  may be  voted  by  his or her  administrator, executor or court  appointed  guardian,  either in person or by proxy  without a transfer of such shares into the name of such  administrator,  executor or court appointed  guardian.  Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

     Shares  registered in the name of a receiver may be voted by such receiver, and  shares  held by or under the  control  of a  receiver  may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained  in an  appropriate  order of the court by which such  receiver was appointed.

     A  shareholder  whose  shares are  pledged  shall be  entitled to vote such shares until the shares have ben transferred  into the name of the pledgee,  and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Any number of  shareholders  may create a voting  trust for the  purpose of conferring  upon a trustee or trustees the right to vote or otherwise  represent their  shares,  for a period not to exceed 10 years,  by entering into a written voting trust agreement  specifying the terms and conditions of the voting trust, and by transferring  their shares to such trustee or trustees for the purpose of the  agreement.  Any such trust  agreement  shall not become  effective  until a counterpart of the agreement is deposited with the corporation at its registered office.  The  counterpart  of the voting trust  agreement so deposited  with the corporation  shall be subject to the same right of  examination by a shareholder of the  corporation,  in  person or by agent or  attorney,  as are the books and records of the corporation, and shall be subject to examination by any holder of a  beneficial  interest  in the  voting  trust,  either in person or by agent or attorney, at any reasonable time for any proper purpose.

     Shares of its own stock belonging to this  corporation  shall not be voted, directly or  indirectly,  at any meeting and shall not be counted in determining the total number of outstanding  shares at any given time, but shares of its own stock held by it in a  fiduciary  capacity  may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     SECTION 11. VOTING  RIGHTS.  Cumulative  voting rights of all  shareholders shall be eliminated in all circumstances.  The preferred stock may be non-voting except as required by law.

     The  articles  of  incorporation  may be  amended  to  limit  or  eliminate cumulative voting rights in all or specified circumstances,  or to limit or deny voting rights or to provide  special voting rights as to any class or classes or series of shares of the corporation.

     SECTION 12.  INSPECTORS.  At any  meeting of  shareholders,  the  presiding officer may, or upon the request of any  shareholder,  shall appoint one or more persons as inspectors for such meeting.

     Such inspectors shall ascertain and report the number of shares represented at the  meeting,  based upon their  determination  of the validity and effect of proxies;  count all votes and report the results;  and do such other acts as are proper to conduct the election and voting with  impartiality and fairness to all the shareholders.

     Each report of an inspector shall be in writing and singed by him or her or by a  majority  of them if  there  be more  than one  inspector  acting  at such meeting. If there is more than one inspector,  the report of a majority shall be the report of the  inspectors.  The report of the inspector or inspectors on the number of shares represented at the meeting and the results shall be prima facie evidence thereof.

     SECTION 13.  INFORMAL  ACTION BY  SHAREHOLDERS.  Any action  required to be taken at a meeting of the  shareholders,  or any other action which may be taken at a meeting of the  shareholders,  may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken shall be signed
(a) if 5 days prior notice of the proposed  action is given in writing to all of the shareholders  entitled to vote with respect to the subject matter hereof, by the holders of  outstanding  shares  having not less than the minimum  number of votes that would  necessary  to  authorize  or take such  action at a meeting at which all shares  entitled to vote thereon were present and voting or (b) by all of the shareholders entitled to vote with respect to the subject matter thereof.

     Prompt  notice of the taking of the corporate  action  without a meeting by less  than  unanimous  written  consent  shall  be  given  in  writing  to those shareholders  who have not  consented  in writing.  In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Business  Corporation Act if such action had been voted on by the  shareholders at a meeting thereof,  the certificate  filed under such section  shall  state,  in  lieu  of any  statement  required  by  such  section concerning  any vote of  shareholders,  that  written  consent has been given in accordance  with the provisions of SECTION 7.10 of the Business  Corporation Act and that written notice has been given as provided in such SECTION 7.10.

     SECTION 14. VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding  officer shall order or any  shareholder  shall demand that voting be by ballot.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. GENERAL POWERS. The business of the corporation shall be managed by or under the direction of its board of directors.  A majority of the board of directors  may  establish  reasonable  compensation  for their  services and the services of other officers, irrespective of any personal interest.

     SECTION 2. NUMBER,  TENURE AND  QUALIFICATIONS.  The number of directors of the corporation  shall be eleven (11). Each director shall hold office until the next annual  meeting of  shareholders;  or until his  successor  shall have been
elected  and  qualified.   Directors  need  not  be  residents  of  Illinois  or
shareholders  of the  corporation.  The number of directors  may be increased or decreased from time to time by the amendment of this section.  No decrease shall have the effect of shortening the term of any incumbent director.

     SECTION 3. REGULAR  MEETINGS.  A regular  meeting of the board of directors shall be held  without  other  notice than this  by-law,  immediately  after the annual  meeting  of  shareholders.  The  board  of  directors  may  provide,  by resolution,  the time and place  for  holding  of  additional  regular  meetings without other notice than such resolution.

     SECTION 4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

     SECTION 5. NOTICE.  Notice of any special  meeting  shall be given at least two (2) days previous thereto by written notice to each director at his business address.  If mailed,  such notice shall be deemed to be delivered when deposited in the United States mail so addressed,  with postage thereon prepaid. If notice be given by  telegram,  such  notice  shall be deemed to be  delivered  when the telegram is delivered by the telegram  company.  The attendance of a director at any meeting shall constitute a waiver of notice of such meeting,  except where a director  attends  a  meeting  for  the  express  purpose  of  objecting  to the transaction  of any business  because  sthe  meeting is not  lawfully  called or convened.  Neither  the  business to be  transacted  at, nor the purpose of, any regular or special  meeting of the board of  directors  need be specified in the notice or waiver of notice of such meeting.

     SECTION 6.  QUORUM.  A majority of the number of  directors  fixed by these by-law shall  constitute a quorum for  transaction of business at any meeting of the board of directors,  provided that if less than a majority of such number of directors are present at said meeting,  a majority of the directors  present may adjourn the meeting at any time without further notice.

     SECTION  7.  MANNER OF ACTING.  The act of the  majority  of the  directors present at a meeting at which a quorum is present  shall be the act of the board of directors,  unless the act of a greater number is required by statute,  these by-laws, or the articles of incorporation.

     SECTION 8.  VACANCIES.  Any vacancy on the board of directors may be filled by election at the next annual or special meeting of shareholders. A majority of the board of  directors  may fill any  vacancy  prior to such  annual or special meeting of shareholders.

     SECTION 9.  RESIGNATION AND REMOVAL OF DIRECTORS.  A director may resign at any time upon  written  notice  to the board of  directors.  A  director  may be removed with or without cause,  by a majority of  shareholders  if the notice of the meeting names the director or directors to be removed at said meeting.

     SECTION 10.  INFORMAL  ACTION BY  DIRECTORS.  The authority of the board of directors  may be exercised  without a meeting if a consent in writing,  setting forth the action taken, is signed by all of the directors entitled to vote.

     SECTION 11. COMPENSATION.  The board of directors,  by the affirmative vote of a majority of  directors  then in office,  and  irrespective  of any personal interest of any of its members,  shall have  authority  to establish  reasonable compensation  of all  directors  for services to the  corporation  as directors, officers or  otherwise  notwithstanding  any director  conflict of interest.  By resolution of the board of directors,  the directors may be paid their  expense, if any, of attendance at each meeting of the board.  No such payment  previously mentioned  in  this  section  shall  preclude  any  director  from  serving  the corporation in any other capacity and receiving compensation therefor.

     SECTION 12.  PRESUMPTION OF ASSENT.  A director of the  corporation  who is present at a meeting of the board of directors at which action on any  corporate matter is taken shall be  conclusively  presumed to have  assented to the action taken  unless his or her dissent  shall be entered in the minutes of the meeting or unless he or she shall file his or her  written  dissent to such  action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by  registered or certified  mail to the secretary of the corporation  immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 13. COMMITTEES. A majority of the board of directors may create one or more committees of two or more members to exercise  appropriate  authority of the board of directors.  A majority of such committee shall  constitute a quorum for transaction of business. A committee may transact business without a meeting by unanimous written consent.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. NUMBER.  The officers of the  corporation  shall be a president, one or more vice-presidents,  a treasurer, a secretary,  and such other officers as may be  elected  or  appointed  by the  board of  directors.  Any two or more offices may be held by the same person.

     SECTION 2.  ELECTION AND TERM OF OFFICE.  The  officers of the  corporation shall be elected  annually by the board of directors at the first meeting of the board of  directors  held after each  annual  meeting  of  shareholders.  If the election of officers  shall not be held at such meeting,  such election shall be held as soon thereafter as conveniently  may be.  Vacancies may be filled or new offices  created  and  filled at any  meeting  of the board of  directors.  Each officer shall hold office until his  successor  shall have been duly elected and shall have  qualified  or until his death or until he shall resign or shall have been removed in the manner  hereinafter  provided.  Election of an officer shall not of itself create contract rights.

     SECTION  3.  REMOVAL.  Any  officer  elected or  appointed  by the board of directors may be removed by the board of directors  whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS.  The President
and Chairman of the Board of Directors shall be the principal  executive officer of the  corporation.  Subject  to the  direction  and  control  of the  board of directors, he/she shall be in charge of the business of the corporation;  he/she shall see that the  resolutions  and  directions  of the board of directors  are carried into effect except in those  instances in which that  responsibility  is specifically  assigned to some other person by the board of  directors;  and, in general  he/she shall  discharge all duties  incident to the office of president and such other duties as may be prescribed  by the board of directors  from time to time. He shall preside at all meetings of the  shareholders  and of the board of  directors.  Except in those  instances in which the  authority to execute is expressly  delegated  to  another  officer  or  agent  of the  corporation  or a different mode of execution is expressly prescribed by the board of directors or these by-laws,  he may execute for the corporation  certificates for its shares, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation  and either  individually or with the  secretary,  any assistant  secretary,  or any other officer  thereunto authorized by the board of directors,  according to the requirements of the form of the instrument.  He may vote all securities which the corporation is entitled to vote  except  as and to the  extent  such  authority  shall  be  vested  in a different officer or agent of the corporation by the board of directors.

     SECTION 5. EXECUTIVE  VICE-PRESIDENT.  The executive  vice-president  shall assist the  president and chairman of the board of directors in the discharge of his/her  duties as from time to time may be assigned to him/her by the president and  chairman of the board of  directors  or by the board of  directors.  In the absence of the president and chairman of the board of directors, or in the event of his/her  inability  or refusal to act,  the  executive  vice-president  shall perform the duties of the president and chairman of the board of directors,  and when  so  acting,  shall  have  all  the  powers  of and be  subject  to all the restrictions  upon the president and chairman of the board of directors.  Except in those  instances in which the authority to execute is expressly  delegated to another  officer or agent of the corporation or a different mode of execution is expressly  prescribed by the board of directors or these  by-law,  the executive vice-president  may execute for the corporation  certificates for its shares and any contracts,  deeds, mortgages,  bonds or other instruments which the board of directors  has  authorized  to be  executed,  and  he/she  may  accomplish  such execution  either  under or  without  the  seal of the  corporation  and  either individually or with the secretary, and assistant secretary, or any other office thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

     SECTION 6. THE TREASURER.  The treasurer shall be the principal  accounting and financial  officer of the  corporation.  He shall: (a) have charge of and be
responsible   for  the   maintenance  of  adequate  books  of  account  for  the
corporation;  (b) have  charge and  custody of all funds and  securities  of the corporation,  and be responsible  therefor and for the receipt and  disbursement thereof;  and (c) perform all the duties incident to the office of treasurer and such other  duties as from time to time may be assigned to him by the  president or by the  board of  directors.  If  required  by the  board of  directors,  the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors may determine.

     SECTION 7. THE SECRETARY.  The secretary  shall:  (a) record the minutes of the shareholders'  and of the board of directors'  meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the  provisions  of these by-law or as required by law; (c) be custodian of the corporate records and of the seal of the corporation; (d) keep a register of the  post-office  address of each  shareholder  which shall be  furnished to the secretary by such shareholder; (e) sign with the president, or a vice-president,
or  any  other  officer   thereunto   authorized  by  the  board  of  directors,
certificates for shares of the  corporation,  the issue of which shall have been authorized  by the board of  directors,  and any  contracts,  deeds,  mortgages, bonds,  or other  instruments  which the board of directors has authorized to be executed,  according to the  requirements of the form of the instrument,  except when a different  mode of  execution  is  expressly  prescribed  by the board of directors or these by-laws;  (f) have general charge of the stock transfer books of the  corporation;  (g) have authority to certify the by-laws,  resolutions of the  shareholders  and board of  directors  and  committees  thereof,  and other documents of the corporation as true and correct copies thereof; and (h) perform all duties  incident to the office of  secretary  and such other  duties as from time to time  may be  assigned  to  him/her  by the  president  or the  board of directors.

     SECTION 8.  ASSISTANT  TREASURER AND ASSISTANT  SECRETARIES.  The assistant treasurers  and  assistant  secretaries  shall  perform  such duties as shall be assigned to them by the  treasurer  or the  secretary,  respectively,  or by the president or the board of directors. The assistant secretaries may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors,  certificates  for shares of the  corporation,  the issue of which shall have been  authorized by the board of directors,  and any contracts, deeds,  mortgages,  bonds, or other instruments which the board of directors has authorized  to be  executed,  according to the  requirements  of the form of the instrument, except when a different mode of execution is expressly prescribed by the  board of  directors  or  these  by-laws.  The  assistant  treasurers  shall respectively, if required by the board of directors, give bonds for the faithful discharge  of their  duties in such sums and with such  sureties as the board of directors shall determine.

     SECTION 9. SALARIES.  The salaries of the officers shall be fixed from time to time by the  board  of  directors  and no  officer  shall be  prevented  from receiving  such  salary by reason of the fact that he is also a director  of the corporation.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1.  CONTRACTS.  The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the  corporation,  and such authority may be general or confined to specific interests.

     SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness  shall be issued in its name unless  authorized by a resolution of the board of directors.

     SECTION 3. CHECKS,  DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness is issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the  corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

     SECTION 4. DEPOSITS.  All funds of the corporation  not otherwise  employed shall be deposited  from time to time to the credit of the  corporation  in such banks,  trust  companies or other  depositories  as the board of  directors  may select.

                                    ARTICLE V

                            SHARES AND THEIR TRANSFER

     SECTION 1. SHARES  REPRESENTED BY CERTIFICATES AND  UNCERTIFICATED  SHARES.
Shares either shall be represented by  certificates  or shall be  uncertificated shares.

     Certificates  representing shares of the corporation shall be signed by the appropriate  officers and may be sealed with the seal or a facsimile of the seal of the  corporation.  If a certificate is  countersigned  by a transfer agent or registrar,  other than the corporation or its employee, any other signatures may be  facsimile.  Each  certificate  representing  shares  shall be  consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued,  the number and class of shares  (with  designation  of series,  if any), the date of issue,  and that the corporation is authorized to issue shares of more than one class or of series within a class,  the certificate  shall also contain such information or statement as may be required by law.

     Unless prohibited by the articles of incorporation,  the board of directors may  provide  by  resolution  that  some or all of any class or series of shares shall be  uncertificated  shares.  Any such resolution shall not apply to shares represented by a certificate  until the certificate has been  surrendered to the corporation.  Within a  reasonable  time  after  the  issuance  or  transfer  of uncertificated shares, the corporation shall send the registered owner thereof a written notice of all information that would appear on a certificate.  Except as otherwise  expressly provided by law, the rights and obligations to those of the holders of  uncertificated  shares shall be identical to those of the holders of certificates representing shares of the same class and series.

     The name and  address of each  shareholder,  the number and class of shares held and the date on which the shares were issued  shall be entered on the books of the  corporation.  The person in whose name shares  stand on the books of the corporation  shall be deemed the owner  thereof for all  purposes as regards the corporation.

     SECTION 2. LOST  CERTIFICATES.  If a  certificate  representing  shares has allegedly  been lost or destroyed the board of directors may in its  discretion, except as may be required by law,  direct that a new  certificate be issued upon such indemnification and other reasonable requirements as it may impose.

     SECTION 3. TRANSFER OF SHARES.  Transfer of shares of the corporation shall be recorded on the books of the corporation. Transfer of shares represented by a certificate,  except in the case of a lost or  destroyed  certificate,  shall be made on  surrender  for  cancellation  of the  certificate  for such  shares.  A certificate  presented  for transfer must be duly  endorsed and  accompanied  by
proper  guaranty  of  signature  and  other  appropriate   assurances  that  the
endorsement is effective.  Transfer of an uncertificated  share shall be made on receipt by the corporation of an instruction  from the registered owner or other appropriate  person.  The instruction  shall be in writing or a communication in such form as may be agreed upon in writing by the corporation.

                                   ARTICLE VII

                                   FISCAL YEAR

 The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

     The  board of  directors  may  authorize,  and the  corporation  may  make, distributions to its  shareholders,  subject to any restrictions in its articles of incorporation or provided by law.

                                   ARTICLE IX

                                      SEAL

     The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal,  Illinois." The seal may be used by causing it or a  facsimile  thereof  to be  impressed  or  affixed  or  in  any  other  manner reproduced,  provided that the affixing of the  corporate  seal to an instrument shall  not  give the  instrument  additional  force or  effect,  or  change  the construction thereof, and the use of the corporate seal is not mandatory.

                                    ARTICLE X

                                WAIVER OF NOTICE

     Whenever any notice is required to be given under the  provisions  of these by-laws or under the  provisions of the articles of  incorporation  or under the provisions of The Business  Corporation  Act of the State of Illinois,  a waiver thereof in writing,  signed by the person or persons  entitled  to such  notice, whether before or after the time stated therein,  shall be deemed  equivalent to the giving of such notice.  Attendance at any meeting shall constitute waiver of notice  thereof  unless the person at the meeting  objects to the holding of the meeting because proper notice was not given.

                                   ARTICLE XI

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 1. The corporation shall indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative  (other than an action by or in the right of the  corporation)  by reason of the fact that such person is or was a director,  officer,  employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments,  fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such  action,  suit or  proceeding  if he acted in good faith and in a manner he reasonably  believed  to be in or not  opposed  to  the  best  interests  of the corporation,  and,  with respect to any criminal  action or  proceeding,  had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceedings by judgment or settlement,  conviction or upon a plea of nolo  contendere  or its  equivalent,  shall not,  of  itself,  create a presumption  that the person did not act in good faith and in a manner  which he or she  reasonably  believed to be in or not opposed to the best interest of the corporation,  and  with  respect  to any  criminal  action  or  proceeding,  had reasonable cause to believe that his conduct was unlawful.

     SECTION 2. The corporation shall indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed action or suit by or in the right of the  corporation  to procure a judgment  in its favor by reason of the fact that such person is or was a director,  officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,   trust  or  other  enterprise  against  expenses
(including  attorneys' fees) actually and reasonably  incurred by such person in connection  with the defense or  settlement  of such action or suit if he or she acted in good faith and in a manner he or she  reasonably  believed  to be in or not  opposed  to the  best  interests  of the  corporation  and  except  that no indemnification  shall be made in respect  of any  claim,  issue or matter as to which such  person  shall have been  adjudged  to be liable  for  negligence  or misconduct in the performance of his duty to the corporation  unless and only to the  extent  that the  court in which  such  action  or suit was  brought  shall determine upon  application  that despite the  adjudication  of liability but in view of all the  circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 3. To the extent that a director,  officer,  employee or agent of a corporation has been successful,  on the merits or otherwise,  in the defense of any action, suit or proceeding referred to in sections 1 and 2, or in defense of any claim,  issue or matter  therein,  such person shall be indemnified  against
expenses  actually  and  reasonably   incurred  by  such  person  in  connection
therewith.

     SECTION 4. Any indemnification  under sections 1 and 2 shall be made by the corporation  only as authorized in the specific case upon a  determination  that indemnification  of the  director,  officer,  employee or agent is proper in the circumstances  because he or she has met the applicable  standard of conduct set forth in sections 1 and 2. Such determination  shall be made (a) by the board of directors by a majority  vote of a quorum  consisting  of directors who were not parties  to such  action,  suit or  proceeding,  or (b) if such a quorum  is not obtainable,  or, even if  obtainable,  a quorum of  disinterested  directors  so directs,  by  independent  legal  counsel  in a written  opinion,  or (c) by the shareholders.

     SECTION 5. Expenses incurred in defending a civil or criminal action,  suit or proceeding may be paid by the corporation in advance of the final disposition of such action,  suit or proceeding,  as authorized by the board of directors in the  specific  case,  upon  receipt  of an  undertaking  by or on  behalf of the director,  officer,  employee  or agent to repay  such  amount,  unless it shall ultimately be  determined  that he or she is entitled to be  indemnified  by the corporation as authorized in this article.

     SECTION 6. The indemnification provided by this article shall not be deemed exclusive  of any other  rights to which those  seeking  indemnification  may be entitled  under any by-law,  agreement  vote of  shareholders  or  disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another  capacity while holding such office,  and shall continue as to a person  who has ceased to be a  director,  officer,  employee  or agent and shall inure to the benefit of the heirs,  executors and administrators of such a person.

     SECTION  7. The  corporation  shall  have power to  purchase  and  maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity,  or arising out of his or her status as such,  whether or not the corporation  would have the power to indemnify such person  against such  liability  under the provisions of these sections.

     SECTION 8. If the corporation  has paid indemnity or had advanced  expenses to a director,  officer,  employee or agent,  the  corporation  shall report the indemnification  or advance in  writing to the  shareholders  with or before the notice of the next shareholders' meeting.

     SECTION 9. References to "the  corporation"  shall include,  in addition to the surviving  corporation,  any merging corporation,  including any corporation having merged with a merging  corporation,  absorbed in a merger which otherwise would have  lawfully been entitled to indemnify  its  directors,  officers,  and employees or agents.

                                   ARTICLE XII

                                   AMENDMENTS

     Unless the power to make, alter, amend or repeal the by-laws is reserved to
the  shareholders  by  the  articles  of  incorporation,   the  by-laws  of  the
corporation may be made, altered, amended or repealed by the shareholders or the board of directors,  but no by-law adopted by the  shareholders  may be altered, amended or repealed  by the board of  directors  if the by-laws so provide.  The by-laws may contain any  provisions  for the  regulation  and  management of the affairs of the  corporation  not  inconsistent  with the law or the  articles of incorporation.

                                   CERTIFICATE

     The  undersigned,  the duly  elected and acting  Secretary  of United Trust
Group,  Inc.,  hereby  certifies  that the following  amendment to the Bylaws of
United Trust Group,  Inc. was adopted by resolution of the Board of Directors of
United Trust Group, Inc. on March 26, 2002, and that such resolution  remains in full force and effect and has not been amended, altered or repealed.

          "WHEREAS,  the UTG Board  desires to amend  Article III,  Section 2 of
     UTG's  Bylaws in order to  establish  a  variable  range for the  number of directors of the company.

          NOW  THEREFORE  BE IT RESOLVED,  that  Article  III,  Section 2 of the company's  Bylaws, be and hereby is amended and restated in its entirety as follows:

          "Section 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be no more than eleven (11) nor less than six (6), the exact  number of  directors  within such range to be fixed from time to time by  resolution  of the board of directors or the  shareholders  of the corporation.  No decrease in the number of directors  shall have the effect of shortening the term of any incumbent director. Each successor shall have been elected and qualified.  Directors need not be residents of Illinois or shareholders of the corporation."

Date:  _______________, 2002

                                                   /S/ Theodore C. Miller
                                                   Theodore C. Miller, Secretary